                                 ANNUAL REPORT
                               DECEMBER 31, 2002

                        (Lifetime Achievement Fund Logo)

                        LIFETIME ACHIEVEMENT FUND, INC.
                             11605 West Dodge Road
                             Omaha, Nebraska 68154
                                 (402) 330-1166

TABLE OF CONTENTS

                         Letter from the President...................................    2
                         Schedule of Investments.....................................    8
                         Statement of Assets and Liabilities.........................    9
                         Statement of Operations.....................................   10
                         Statement of Changes in Net Assets..........................   11
                         Financial Highlights........................................   12
                         Notes to Financial Statements...............................   13
                         Report of Independent Certified Public Accountants..........   15

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

        (Roland R. Manarin Photo)



        Roland R. Manarin

LETTER FROM THE PRESIDENT

Dear Lifetime Achievement Fund Shareholder:

     Writing an annual report for Lifetime Achievement Fund (the "Fund") presents the challenge of describing stock-market conditions and other factors that contributed to the Fund's performance during the year, as well as our investment strategies and outlook for the future. This year is particularly difficult because we have to report to you that once again the Fund was down for the year. We believe, however, that we made the necessary adjustments to the Fund's portfolio to help cushion it from the market volatility of 2002 and to outperform its benchmarks.

THE US ECONOMY - LOOKING BACK, LOOKING FORWARD

     The US economy continued along its pace of moderate economic growth in 2002. Gross domestic product (GDP), the broadest measure of economic activity, grew at a quarterly rate of 5%, 1.4%, 4% and 0.7%, averaging out at approximately 2.8% for the year. When you consider that for the past 20 years, GDP has been 3.3%, the US economy is really quite healthy. There are pockets of the economy, such as the manufacturing sector, that aren't growing as fast as others. In contrast, the expansion in the broader services sector gained momentum and the bull market in housing continued amid historically low mortgage rates. So as a whole, in our view economic growth is quite respectable.

     Many economists believe that until capital spending increases and job creation occurs, the economy will not be operating at full throttle. Looking at the history of capital spending, it tends to ride a wave - it goes up for while and then goes down for a while. We are now at a very low point in that wave. But as history has shown, it will rise again. Whether it does this in 2003 or in 2004, we're not sure. In 1999, there was a surplus of spending in anticipation of Y2K. Much of that equipment is now obsolete. So we are looking for a major resurgence of capital spending evident either sometime later this year or next at the latest. It's inevitable and when it comes, coupled with the actions of the Federal Reserve, we could have a major economic boom in 2004.

     Job growth doesn't typically occur until well into a recovery. This is because payroll costs are one of the single biggest expenses incurred by businesses and just as with capital spending, before companies add to payroll, they want to be sure that they can sustain growth. In the interim, they rely on overtime and temporary workers to improve productivity. We anticipate that in 2003 as the economy continues to recover nicely, or in 2004, there will be job creation - that's the usual pattern. This pattern has been repeated coming out of almost every recession.

     Despite late-year weakness in labor market conditions, consumer spending remained remarkably resilient as real wages increased with declining inflation. Throughout the year, retail sales consistently exceeded expectations. The Christmas holiday season was a disappointment, however sales were still up year-over-year.

THE BENEFITS OF LOW INTEREST RATES

     Low interest rates were effective in 2002. They helped to keep the housing market alive and the economy from going backwards. As fears of Japan-style deflation and the potential for a double-dip recession emerged on the radar screen late in the year, the Federal Open Market Committee (FOMC) cut its target for the benchmark federal funds rate by 50 basis points to 1.25%, the first cut in 11 months and the lowest rate since 1961. In making the decision to cut short-term interest rates, the US central bank noted that recent economic data and heightened geopolitical risks have spawned greater uncertainty, but that the current accommodative monetary stance, combined with robust productivity growth and tame inflation, provide ongoing support to economic activity. Indicating that the easing should help the economy work through its current "soft spot," the Federal Reserve shifted its bias to neutral from easing, saying the risks to price stability and sustainable economic growth are balanced. While some economists argued that this was too large a cut, in the end the Federal Reserve was bringing rates in line to free market levels.

     We don't believe the Federal Reserve will begin to raise interest rates until the economy is growing in excess of 4-5% a year. However, the reality is that whether they raise or lower rates, they are just following the market. When the economic recovery inevitably returns beyond its current moderate growth rate, one could argue that the Federal Reserve should begin to raise rates. However, rates should rise only when the demand for money exceeds the supply of money. The question is how accommodative will the Federal Reserve be at that time - will they accommodate the demand? If that's the case, then inflation won't occur until goods become scarce - when the demand for goods exceeds the supply. Then the market will start pushing up rates. We don't expect that to happen in the near future as domestic production is now running at 75% of capacity, or less, and therefore we have a ways to go before we have to start worrying about it. So we don't see inflation coming back until the demand for goods is pushed beyond the supply.

     In this report a year ago, we expressed support for an economic stimulus package to help spur long-term economic growth and we believe the country is still very much in need of such a program. The administration's proposal for sweeping tax change involves a $674 billion plan that would end taxes on stock dividends and accelerate income tax cuts, while allowing for increased spending for the unemployed. The stimulus plan would speed up existing planned tax reductions, provide relief from the marriage penalty and increase the credit for childcare.

While debate will persist over the next several months, one point is certain: the plan attempts to rectify the disincentives permeating current fiscal policy.

AN OPTIMISTIC OUTLOOK

     All in all, we believe that the economy is on and will remain on solid ground. The greatest risks to the economy remain geopolitical uncertainties including the crisis in Venezuela that is artificially driving up the price of oil; what appears to be an inevitable war with Iraq; and another terrorist attack. Undoubtedly the situation in Venezuela could slow down the pace of the economic recovery. As for the war, should there be a war, we don't believe it will last too long and therefore it shouldn't derail the recovery. It's the anticipation of war that's the problem, not the realization of war itself. On the positive side, when the war is over and the situation in Venezuela is resolved, oil and gasoline prices should come down, and that is essentially the same as a tax cut - you put more money in the consumers pockets - another stimulative push to the economy.

THE STOCK MARKET IN 2002

     Stocks ended lower for the third consecutive year - the longest losing streak in 61 years. Just about anywhere investors looked they found things not to their liking: global tensions over Iraq and possible new terrorist attacks, spiraling oil prices, corporate accounting scandals, and an economy struggling to recover from the recession that began in 2001 - the first in a decade. All of these created great uncertainty, which is what investors like least of all. As the year went by it was evident that people were worried about corporate earnings, the economy and politics. The Dow, the world's most widely watched stock index, fell 14.94% for the year, while the Standard & Poor's 500, NASDAQ Composite and Morgan Stanley Capital International (MSCI) World indices were down 22.10%, 31.24% and 19.89%, respectively. Investors' faith was shattered right from the get-go, with questions swirling around corporate ethics and financial reporting after the collapse of Enron in December 2001. More than 30 executives were indicted for accounting-related fraud in 2002. Worries over rising oil prices - from the uncertainty in Iraq and the Middle East, as well as a strike in Venezuela, the world's number-five exporter - also pained investors.

     Technology stocks were the hardest hit and most volatile, and despite their late-year rally (up 18.59% in the fourth quarter), the tech-heavy NASDAQ Composite Index still fell 31.24% for the year and remains 73.6% off its record high in early 2000.

     Oil prices hit a two-year high during the last week of 2002 as the United States said it would ready some of its military to be positioned for a possible war with Iraq by the end of January 2003. The price of a barrel of light crude closed the year at $31.20, up 48.5% from $21.01 at the start of 2001.

     War fears and other uncertainty also caused a spike in gold. Gold, a traditional safe haven for investors and which began the year at $278.95 a troy ounce, ended 2002 at $348.20 - a gain of 24.8%. Meanwhile, the US dollar, historically a sanctuary for investors seeking safety, seemed to lose that status in 2002, as the currency fell sharply, especially at the end of the year.

     So is the bear market over? We believe it may have ended October 9, 2002, but only history will bear that out (no pun intended). You can never predict the depth or length of a bear market since it's principally psychological. We think there's a 75% probability that it's over. But that leaves a 25% chance that it isn't. A relapse could be caused by negative psychological news or another terrorist attack. So you never know, hence you should always be protected and diversified. In our view, the 75% probability means that 2003 may likely be positive for equities for a number of reasons. First, when stocks finally recovered following past bear markets, they tended to do so with a bang. In 1991, after a shorter bear market, the Dow surged 20%. In 1975 after a two-year bear market, the Dow soared 38%. And after finally bottoming in 1932 following the crash of 1929, the blue-chip index was up 67% (there are no guarantees that these trends will be realized in the future). Second, the stock market has been down for three consecutive years and has never been down for four years running. Third, monetary and fiscal policies are enormously stimulative. Fourth, we are in the third year of an election cycle and historically, stock-market performance in the third year has been extremely positive. And finally, the extraordinary circumstances of 2002 are unlikely to be repeated. The fallout from the likes of WorldCom, Adelphia, Tyco and others will continue to be felt, but we believe that the worst is over.

A REVIEW OF LIFETIME ACHIEVEMENT FUND

     The Fund continues to focus primarily on owning shares of other mutual funds to provide broad portfolio diversification. During the course of 2002, we continued the process of making changes to the portfolio that began in 2001 and that not only benefited investors in the short run but should benefit them in the future as well. The Fund continues to have a bias toward the value style of investing, which helped to cushion the portfolio during periods of extreme stock-market volatility. Value stocks have price/earnings ratios less than that of the broad market and are considered to be less risky than growth stocks because their earnings ability is typically more predictable than that of growth stocks. Historically, value has been a safer haven than growth. So the portfolio is well diversified, with a bias toward traditional value. Later in the year, we moved a small portion of the Fund's assets into small-capitalization funds with a growth-style strategy. We believe that as the economy continues to recover and expand that small-cap stocks should benefit. Growth stocks are shares of companies that have demonstrated faster-than-average gains in earnings over a period of time and that are expected to continue to show high levels of profit growth. Growth stocks, which trade at multiples higher than the broader market, are considered riskier investments than value stocks. Since October 9, Lifetime Achievement Fund was up 16.37%, while the Standard & Poor's 500 Index, the most commonly used proxy for the broad market, was up 13.27%.

     For the year ended December 31, 2002, the Fund was down 8.85% on a net asset value basis. For the same period, the Fund's benchmarks, the Morgan Stanley Capital International World, World Ex-US and US Indices were down 19.89%, 15.80% and 23.09%, respectively. (For a more complete discussion of the Fund's Performance, please refer to Lifetime Achievement Fund Performance Commentary on page 7.)

LOOKING TO THE FUTURE

     Going forward, geopolitical event risk, tax reform and corporate earnings will likely be the critical determinants of equity performance. In our view, stock market fundamentals have improved, the economy and earnings are rebounding, there are large sums of cash on the sidelines waiting to be invested, and a high degree of monetary and fiscal stimulus could all serve to propel equity prices higher. We will continue to manage the Fund to provide our shareholders with the highest level of return without taking on any undue risk.

     On behalf of everyone associated with Lifetime Achievement Fund, thank you for your ongoing support in 2002.

Peace and goodwill,

/s/ Roland R. Manarin

Roland R. Manarin
President, Treasurer and Director

                                                       Please note that Lifetime
                                                       Achievement Fund has
                                                       the NASDAQ
                                                       symbol LFTAX.

 AVERAGE ANNUAL TOTAL RETURNS

LIFETIME ACHIEVEMENT FUND
                                                                          SINCE
                                                              1 YEAR    INCEPTION
 with Reimb. & with Sales Charge of 2.50%                     (11.13%)   (18.48%)
 with Reimb. & without Sales Charge of 2.50%                   (8.85%)   (17.65%)
 without Reimb. & with Sales Charge of 2.50%                  (11.13%)   (18.58%)
 without Reimb. & without Sales Charge of 2.50%                (8.85%)   (17.74%)

 PERFORMANCE OVERVIEW

PERFORMANCE COMPARISON OF THE FUND SINCE INCEPTION (7/5/00) OF A $10,000 INVESTMENT
               (INCLUDES 2.50% MAXIMUM SALES CHARGE FOR THE FUND)

                              (PERFORMANCE GRAPH)




                                             LIFETIME
                                             ACHIEVE-
                                               MENT
                                               FUND          MSCI WORLD INDEX  MSCI WORLD EX-US INDEX   MSCI US INDEX
                                            --------         ----------------  ----------------------   --------------
05-Jul-00...................................   9,750              10,000                10,000              10,000
31-Jul-00...................................   9,506               9,717                 9,576               9,875
31-Aug-00...................................   9,984              10,032                 9,704              10,388
30-Sep-00...................................   9,506               9,498                 9,201               9,819
31-Oct-00...................................   8,551               9,337                 8,944               9,745
30-Nov-00...................................   7,615               8,769                 8,580               8,975
31-Dec-00...................................   8,166               8,910                 8,877               8,957
31-Jan-01...................................   8,746               9,085                 8,893               9,282
28-Feb-01...................................   7,989               8,317                 8,189               8,450
31-Mar-01...................................   7,251               7,765                 7,633               7,909
30-Apr-01...................................   7,664               8,335                 8,165               8,523
31-May-01...................................   7,576               8,218                 7,896               8,570
30-Jun-01...................................   7,222               7,960                 7,574               8,372
31-Jul-01...................................   6,867               7,864                 7,441               8,292
31-Aug-01...................................   6,425               7,485                 7,242               7,737
30-Sep-01...................................   5,824               6,825                 6,511               7,144
31-Oct-01...................................   5,962               6,955                 6,671               7,246
30-Nov-01...................................   6,434               7,365                 6,933               7,801
31-Dec-01...................................   6,597               7,411                 6,977               7,847
31-Jan-02...................................   6,395               7,186                 6,622               7,734
28-Feb-02...................................   6,426               7,122                 6,663               7,580
31-Mar-02...................................   6,859               7,436                 7,017               7,860
30-Apr-02...................................   6,929               7,183                 7,058               7,349
31-May-02...................................   6,969               7,195                 7,151               7,290
30-Jun-02...................................   6,436               6,758                 6,680               6,732
31-Jul-02...................................   6,355               6,187                 6,178               6,246
31-Aug-02...................................   6,164               6,198                 6,168               6,273
30-Sep-02...................................   5,539               5,516                 5,514               5,562
31-Oct-02...................................   5,791               5,922                 5,804               6,065
30-Nov-02...................................   6,274               6,240                 6,071               6,427
31-Dec-02...................................   6,012               5,937                 5,875               6,036

LIFETIME ACHIEVEMENT FUND PERFORMANCE COMMENTARY

Equity markets both in the US and around the world were negatively impacted by many factors in 2002, including: slow to moderate economic growth, unpredictable corporate earnings, geopolitical uncertainties and fears of another terrorist attack. As a result, for the year ended December 31, 2002, Lifetime Achievement Fund (the "Fund") was down 8.85% on a net asset value basis. For the same period, the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) World index, MSCI World Ex-US and US indices were down 19.89%, 15.80% and 23.09%, respectively.

During the course of the year, we continued to make changes to the Fund's portfolio based on our outlook for the economy and equity markets. We believe that as fundamentals continue to improve, the value style of investing will provide our shareholders with the highest returns with the least amount of risk. Accordingly, we moved into Franklin Mutual Discovery Fund from Ivy International Fund and Ivy US Emerging Growth Fund, and into Franklin Mutual European Fund from Ivy European Opportunities Fund. We also moved assets into the Pioneer Small-Cap Value Fund from the Pioneer Small-Cap Fund.

We still believe, however, that for diversification and greater balance, a small portion of the Fund should be invested in growth-style investments. Accordingly, we moved assets from Ivy Global Science & Technology Fund into the Alger Small Capitalization Portfolio. This continues to provide investors with exposure to the technology sector but as part of a diversified fund rather than a technology-dedicated fund.

During the course of the year, we purchased additional shares of Level (3) Communications. As of year-end, it contributed positively to the Fund's performance.

Lifetime's holdings in mutual funds that invest in gold-mining shares also contributed positively to performance in 2002. Against a backdrop of economic uncertainty and the threat of war, investors turned to gold as a safe haven. Gold began the year valued at $278.95 an ounce and ended 2002 at $348.20 - a gain of 24.8%. This spike in the price of gold positively impacted the Fund's positions in both the Franklin Gold and Precious Metals Fund and Monterey OCM Gold Fund.

The MSCI World, World Ex-US and US indices are unmanaged stock indices that assume the reinvestment of dividends and capital gains and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index. Past performance does not guarantee future results.

All charts and tables reflect past results and assume the reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of the Fund will fluctuate and at redemption, shares may be worth more or less than the amount originally invested.

December 31, 2002

LIFETIME ACHIEVEMENT FUND, INC.
SCHEDULE OF INVESTMENTS

NAME OF SECURITY                    SHARES                 VALUE
MUTUAL FUNDS: 97.4%
------------------------------
Alger Capital Appreciation
  Portfolio (a)                    263,795      $      1,548,475
Alger Midcap Growth
  Portfolio (a)                    291,459             1,562,218
Alger Small Capitalization
  Portfolio (a)                    745,606             2,124,977
Buffalo Small-Cap Fund               4,671                69,128
Franklin Balance Sheet Fund -
  Class A                           68,134             2,527,077
Franklin Gold & Precious
  Metals Fund - Class A            249,033             3,262,332
Franklin Large-Cap Value Fund      216,992             2,269,738
Franklin MicroCap Value Fund -
  Class A                          182,058             4,405,809
Franklin Mutual Discovery Fund     196,934             3,162,768
Franklin Mutual European Fund       92,610             1,188,190
Franklin Rising Dividends
  Fund - Class A                    92,458             2,231,937
Franklin Value Fund - Class A      127,956             2,948,097
ICM/Isabell Small-Cap Value
  Fund - Institutional (a)          72,746               719,453
Isabelle Small-Cap Value Fund
  (a)                              218,888             2,136,348
Monterey OCM Gold Fund (a)         157,886             1,492,019
Pioneer Mid-Cap Value Fund
  Class A (a)                      119,958             2,078,867
Pioneer Small-Cap Value Fund       101,003             2,111,972
Templeton Developing Markets
  Fund - Class A (b)               227,775             2,277,748
Templeton Growth Fund - Class
  A (b)                            314,679             5,012,834
Weitz Partners Value Fund          128,344             2,201,100
                                                ----------------
Total Mutual Funds
  (Cost: $50,256,778)                                 45,331,087
                                                ----------------
EQUITY SECURITIES: 15.0%
FINANCIALS: 3.9%
A.G. Edwards, Inc. (b)              55,450             1,827,632
                                                ----------------
INFORMATION TECHNOLOGY: 0.0%
Softbrands, Inc. (a)                66,882                16,720
                                                ----------------

NAME OF SECURITY                    SHARES                 VALUE
TELECOMMUNICATION
  SERVICES: 11.1%
Level (3) Communications, Inc.
  (a)(c)                         1,054,445      $      5,166,781
                                                ----------------
Total Equity Securities
  (Cost: $16,254,920)                                  7,011,113
                                                ----------------
TOTAL INVESTMENTS: 112.4%
  (Cost: $66,511,699) (d)                       $     52,342,220
LIABILITIES, LESS OTHER ASSETS: 12.4%                 (5,794,569)
                                                ----------------
NET ASSETS: 100%                                $     46,547,651
                                                ================
Other Information:
At December 31, 2002, net unrealized
depreciation based on cost for financial
statement and Federal income tax purposes
is as follows:
  Gross unrealized appreciation                 $      2,841,578
  Gross unrealized depreciation                      (17,011,057)
                                                ----------------
    Net unrealized depreciation                 $    (14,169,479)
                                                ================

Purchases and sale proceeds of securities other than short-term obligations aggregated $25,439,516 and $18,276,101, respectively, for the year ended December 31, 2002.

Footnotes:
----------
(a)  Non-income producing security.
(b) As of December 31, 2002, all or a portion of the security has been pledged as collateral for a Fund loan. The market value at December 31, 2002 of the securities pledged is $6,794,118. See Note 3 to the Financial Statements.
(c)  As of December 31, 2002, a portion of the security is on loan.
     The market value at December 31, 2002 of the portion of the security on loan is $1,960,000. See Note 4 to the Financial Statements.
(d) Cost is approximately the same for Federal income tax purposes.

 8         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

December 31, 2002

LIFETIME ACHIEVEMENT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

ASSETS
Investments, at value (identified cost: $66,511,699)          $ 52,342,220
Cash                                                               388,687
Receivables
  Fund shares sold                                                  28,125
  Dividends                                                          8,872
  Manager for expense reimbursement                                 15,037
Other assets                                                           894
                                                              ------------
    Total assets                                                52,783,835
                                                              ------------
LIABILITIES
Payables
    Fund shares repurchased                                        270,940
    Management fee                                                  14,414
    Transfer agent fee                                               2,816
    12b-1 service and distribution fees                              6,670
    Other payables to related parties                                4,283
Loan payable                                                     3,000,000
Collateral for security loans, at value                          2,856,000
Interest payable                                                     7,149
Accrued expenses                                                    73,912
                                                              ------------
    Total liabilities                                            6,236,184
                                                              ------------
NET ASSETS                                                    $ 46,547,651
                                                              ============
Net asset value and redemption price per share
  ($46,547,651 / 7,790,907 shares outstanding)                $       5.97
                                                              ============
Maximum offering price per share
  ($5.97 x 100 / 97.50)                                       $       6.12
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in                                             $ 70,981,547
  Accumulated net realized loss on investments                 (10,264,417)
  Net unrealized depreciation on investments                   (14,169,479)
                                                              ------------
NET ASSETS                                                    $ 46,547,651
                                                              ============

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                          STATEMENTS.          9

For the Year Ended December 31, 2002

LIFETIME ACHIEVEMENT FUND, INC.
STATEMENT OF OPERATIONS

INVESTMENT INCOME
  Dividends from Mutual Funds                                 $   339,311
  Interest income                                                  15,020
  Dividends from securities                                        35,489
                                                              -----------
                                                                  389,820
                                                              -----------
EXPENSES
  Management fee                                              $   384,691
  Transfer agent fee                                               26,313
  Administrative services fee                                      51,292
  Custodian fees                                                   40,665
  Blue Sky fees                                                     5,365
  Auditing and accounting fees                                     28,100
  Shareholder reports                                              12,241
  Fund accounting fee                                              62,313
  Directors' fees                                                   1,500
  12b-1 service fees                                              128,230
  Legal fees                                                       11,083
  Interest expense                                                 24,431
                                                              -----------
    Total expenses                                                776,224
                                                              -----------
NET INVESTMENT LOSS                                              (386,404)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Capital gain distributions from Mutual Funds                    231,069
  Net realized loss on investments                             (5,694,273)
  Net change in unrealized depreciation on investments            661,173
                                                              -----------
    Net loss on investments                                    (4,802,031)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                             $(5,188,435)
                                                              ===========

 10         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

LIFETIME ACHIEVEMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE                 FOR THE
                                                               YEAR ENDED              YEAR ENDED
                                                              DECEMBER 31,            DECEMBER 31,
                                                                  2002                    2001
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment loss                                          $  (386,404)          $   (447,138)
  Net realized loss on investments                              (5,463,204)            (4,730,085)
  Net change in unrealized appreciation (depreciation) on
    investments                                                    661,173             (7,048,904)
                                                             --------------------------------------
         Net decrease resulting from operations                 (5,188,435)           (12,226,127)
                                                             --------------------------------------
Dividends from net investment income                                   -                  (15,996)
Distributions from realized gains                                      -               (1,183,744)
                                                             --------------------------------------
         Total distributions to shareholders                           -               (1,199,740)
                                                             --------------------------------------
Fund share transactions (Note 5)                                  (660,799)            17,909,246
                                                             --------------------------------------
         Net (decrease) increase resulting from Fund share
          transactions                                            (660,799)            17,909,246
                                                             --------------------------------------
TOTAL (DECREASE) INCREASE IN NET ASSETS                         (5,849,234)             4,483,379
NET ASSETS
  Beginning of period                                           52,396,885             47,913,506
                                                             --------------------------------------
  End of period                                                $46,547,651           $ 52,396,885
                                                             ======================================
Undistributed net investment income                            $       -             $        -
                                                             --------------------------------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          11

LIFETIME ACHIEVEMENT FUND, INC.
FINANCIAL HIGHLIGHTS



                                                                FOR THE YEAR          FOR THE YEAR           FOR THE PERIOD
                                                                   ENDED                 ENDED                JULY 5, 2000
                                                                DECEMBER 31,          DECEMBER 31,          (COMMENCEMENT) TO
                                                                    2002                  2001              DECEMBER 31, 2000
SELECTED PER SHARE DATA
  Net asset value, beginning of period                            $   6.55              $   8.30              $      10.00
                                                            ---------------------------------------------------------------------
  Loss from investment operations
    Net investment loss (d)                                           (.05)                 (.06)(a)                  (.01)(a)
    Net losses on securities (both realized and
      unrealized)                                                     (.53)                (1.53)                    (1.62)
                                                            ---------------------------------------------------------------------
    Total from investment operations                                  (.58)                (1.59)                    (1.63)
                                                            ---------------------------------------------------------------------
  Less distributions
    Distributions from realized gains                                  -                     .16                       .07
                                                            ---------------------------------------------------------------------
    Total distributions                                                -                     .16                       .07
                                                            ---------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                  $   5.97              $   6.55              $       8.30
                                                            ---------------------------------------------------------------------
  Total return (%)(b)                                                (8.85)               (19.22)                   (16.25)
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands)                        $ 46,548              $ 52,397              $     47,914
  Ratio of expenses to average net assets
    With expense reimbursement and service fee (%) (d)                1.51 (e)              1.50                      1.50 (c)
    Without expense reimbursement and service fee (%)
      (d)                                                             1.51 (e)              1.64                      1.98 (c)
  Ratio of net investment loss to average net assets (%)              (.75)                 (.84)                     (.46)(c)
  Portfolio turnover rate (%)                                           35                    24                         1

(a) Net investment loss is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Annualized
(d) Recognition of the Fund's net investment income is affected by the timing of dividend declarations of investee funds. The expenses of the investee funds are excluded from the Fund's expense ratio.
(e) The ratio of expenses to average net assets, excluding interest expense and costs of Fund borrowings, is 1.47%.

 12         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

LIFETIME ACHIEVEMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS


December 31, 2002


Lifetime Achievement Fund (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in mutual funds.

The Fund is authorized to issue one billion shares of beneficial interest with a par value of $.001 per share (aggregate par value of $1,000,000). Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Investments in mutual funds are valued at the net asset value of each Fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which quotations are not readily available are valued at fair value as determined by Manarin Investment Counsel, Ltd. (the "Manager").

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 2002, the interest rate was 0.60%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

There were no distributions during the year ended December 31, 2002. Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes: Ordinary income -- $16,782, long-term capital gains -- $1,182,958 and total distributions were $1,199,740.
The Fund has a net tax-basis capital loss carryover at December 31, 2002 of approximately $10,264,000, which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. Approximately $4,338,000 of the carryover expires in 2009 and approximately $5,926,000 of the carryover expires in 2010.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and realized gain, if any, are declared in December.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, Net investment income and Net realized gains on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTY

The Manager is the Investment Advisor of the Fund. For its services, the Manager receives a fee at an annual rate of .75% of the Fund's average daily net assets. The Manager has voluntarily agreed to limit the Fund's total operating expenses, exclusive of interest expense and cost of Fund borrowings, to an annual rate of 1.50% for the year ended December 31, 2002. The Manager may terminate the expense limit at any time.

3. LOAN AND PLEDGE AGREEMENT

On February 12, 2002, the Fund entered into a Loan and Pledge Agreement (the "Loan Agreement") with Custodial Trust Company, a subsidiary of Bear Stearns Securities Corp. The Fund is permitted to borrow up to the lesser of 30% of the Fund's total assets, or the maximum amount permitted subject to the Fund's investment limitations. Amounts borrowed under the Loan Agreement are invested by the Fund, consistent with its investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. All loans are fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least twice the loan balance. Securities that have been pledged as collateral for outstanding loans are indicated in the Schedule of Investments.

Borrowings under the Loan Agreement are charged interest at the 30-day LIBOR rate plus 1.25%. For the year ended December 31, 2002, borrowings under the Loan Agreement were as follows:

                                                               MAXIMUM
                                                                AMOUNT
      WEIGHTED           WEIGHTED                              BORROWED
       AVERAGE           AVERAGE       NUMBER      INTEREST     DURING
      INTEREST             LOAN        OF DAYS     EXPENSE       THE
        RATE             BALANCE     OUTSTANDING   INCURRED      YEAR
        3.02%           $1,327,748       302       $24,431    $3,000,000

LIFETIME ACHIEVEMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS


December 31, 2002


4. SECURITIES LENDING
On July 29, 2002, the Fund entered into a Master Securities Loan Agreement (the "Securities Lending Agreement") with Bear Stearns Securities Corp. (the "Lending Agent"). The Fund may loan designated securities to the Lending Agent, for which the Fund receives collateral in the form of cash and liquid securities that is maintained at not less than 102% of the value of the securities on loan by marking-to-market both the securities on loan and the collateral daily. Per the Fund's August 1, 2002 Supplemented Prospectus and the Securities Lending Agreement, the Fund may invest the collateral at its discretion, subject to the Fund's normal investment objectives and restrictions.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the Fund may experience delays in, or may be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and securities loaned remain subject to fluctuation in market value.

Cash collateral of $2,856,000 was received by the Fund in exchange for securities loaned. The Fund subsequently invested the cash collateral in accordance with the Fund's investment objectives and restrictions. Either party can terminate the securities lending transaction at any time. In the event of termination, securities loaned with a market value of $1,960,000, at December 31, 2002, would be returned to the Fund in exchange for the $2,856,000 in cash collateral. To return the cash collateral, the Fund may be required to sell securities or obtain additional borrowings. There was no interest income or expense incurred in conjunction with the Securities Lending Agreement.

5. FUND SHARE TRANSACTIONS

                          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                          DECEMBER 31, 2002           DECEMBER 31, 2001
                         SHARES       AMOUNT         SHARES       AMOUNT
Sold                    1,039,728   $ 6,634,452     3,123,734   $24,033,961
Issued on
  reinvestment of
  dividends                   -             -         184,706     1,189,664
Repurchased            (1,243,130)   (7,295,251)   (1,085,002)   (7,314,379)
                       ----------   -----------    ----------   -----------
Net (decrease)
  increase               (203,402)  $  (660,799)    2,223,438   $17,909,246
                       ==========   ===========    ==========   ===========

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Lifetime Achievement Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lifetime Achievement Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
February 7, 2003

     Information concerning the Directors and officers of the Fund is set forth below.

                NAME, AGE, POSITION(S)
                HELD WITH THE FUND AND                                 PRINCIPAL OCCUPATION(S)
                     ADDRESS (A)                                      DURING THE PAST FIVE YEARS
 Roland R. Manarin* (58)                                President, Director and Investment Adviser
 President, Treasurer and Director since                Representative, Manarin Investment Counsel, Ltd.;
 inception - July 5, 2000                               President, Registered Representative and Registered
 11605 West Dodge Road                                  Principal, Manarin Securities Corporation
 Omaha, Nebraska 68154

 Charles H. Richter* (46)                               Chief Operating Officer, Manarin Securities
 Vice President, Secretary, and Director since          Corporation; President, Investors First Securities;
 inception - July 5, 2000                               Principal, Broker-Dealer Services, LLC; Principal,
 11605 West Dodge Road                                  Kuehl Capital Corporation
 Omaha, Nebraska 68154

 David C. Coker (56)                                    Development Director, Nebraska Lutheran Outreach
 Director since inception - July 5, 2000                Ministries (non-profit religious organization)
 11605 West Dodge Road
 Omaha, Nebraska 68154

 Jerry Vincentini (62)                                  Sales Marketing Manager, Willsie Company (graduation
 Director since inception - July 5, 2000                supplies)
 11605 West Dodge Road
 Omaha, Nebraska 68154

 Dr. Bodo Treu(**) (45)                                 Physician, Alegent Family Care Clinic (family practice
 Director since inception - July 5, 2000                clinic)
 11605 West Dodge Road
 Omaha, Nebraska 68154

 Lee Rohlfs (61)                                        Vice President, Client Services Insurance Technology
 Director since December 2000                           Services, Dallas, Texas 1996 - present
 11605 West Dodge Road
 Omaha, NE 68154

 * "Interested Person" of the Fund as defined in the 1940 Act by virtue of his position with the Adviser.
** Dr. Treu is Roland Manarin's nephew.

     Because the Adviser performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Adviser currently receives any compensation from the Fund for acting as a director or officer.

     The Fund pays directors who are not "interested persons" of the Fund $100 per meeting of the Board. There is no pension or retirement benefits accrued as part of the Fund's expenses and there are no estimated annual benefits to be paid upon retirement.

(a) Each director and officer serves an indefinite term, until he resigns or is replaced.

     Compensation Table

                                                                              PENSION OR
                                                                              RETIREMENT                              TOTAL
                                                                               BENEFITS          ESTIMATED        COMPENSATION
                                                             AGGREGATE OF   ACCRUED AS PART   ANNUAL BENEFITS     FROM FUND AND
                      NAME OF PERSON,                        COMPENSATION       OF FUND            UPON           FUND COMPLEX
                         POSITION                             FROM FUND        EXPENSES         RETIREMENT      PAID TO DIRECTORS
 Roland R. Manarin,
   Director                                                       N/A            N/A               N/A                 N/A

 Charles H. Richter,
   Director                                                       N/A            N/A               N/A                 N/A

 David C. Coker,
   Director                                                      $400            N/A               N/A                $400

 Jerry Vincentini,
   Director                                                      $400            N/A               N/A                $400

 Dr. Bodo Treu,
   Director                                                      $400            N/A               N/A                $400

 Lee Rohlfs,
   Director                                                      $300            N/A               N/A                $300

     The Fund, the Adviser and the Distributor have adopted Codes of Ethics as required by the Rule 17j-1 under the Investment Company Act of 1940 and these policies permit persons, subject to codes, to invest in securities that may be purchased or sold by the Fund, subject to preclearance.

               CONTROL PERSONS AND PRINCIPAL HOLDER OF SECURITIES

     As of December 31, 2002, no persons were "control" persons of the Fund. That is, there were no persons (i) owning beneficially more than 25% of the outstanding shares of the Fund and (ii) persons that by acknowledgment or assertion by the controlled party or controlling party were in control of the Fund. As of December 31, 2002, no persons owned of record or were known by the Fund to beneficially own 5% or more of the Fund's outstanding shares.

     The directors and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares on December 31, 2002.

                               BOARD OF DIRECTORS

                                 David C. Coker
                               Roland R. Manarin
                               Charles H. Richter
                                   Lee Rohlfs
                                 Dr. Bodo Treu
                                Jerry Vincentini

                                    OFFICERS

               Roland R. Manarin, Chairman, President, Treasurer
                 Charles H. Richter, Vice President, Secretary

                                 LEGAL COUNSEL

                  Cline, Williams, Wright, Johnson & Oldfather
                               Lincoln, Nebraska

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                             Boston, Massachusetts

                                 TRANSFER AGENT

                                   PFPC, Inc.
                              4400 Computer Drive
                             Westborough, MA 01581

                                    AUDITORS

                           PricewaterhouseCoopers LLP
                            Ft. Lauderdale, Florida

                                  DISTRIBUTOR

                         Manarin Securities Corporation
                        11605 West Dodge Road, Suite One
                             Omaha, Nebraska 68154
                                  402-330-1166

                               INVESTMENT MANAGER

                        Manarin Investment Counsel, Ltd.
                        11605 West Dodge Road, Suite One
                             Omaha, Nebraska 68154
                                  402-330-1166